Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Eagle Broadband, Inc. (the "Company") on Form 10-Q for the quarter ending November 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Weisman, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C.
  1350, as adopted pursuant to  906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 3, 2004

/S/David A. Weisman
David A. Weisman,
Chairman of the Board and
Chief Executive Officer
(Principal Executive Officer)